SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 August 19, 2002
                                (Date of report)


                         WPCS INTERNATIONAL INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                        0-26277                        98-0204758
(State of Incorporation)   (Commission File Number)           (IRS Employer ID)



                            140 South Village Avenue
                                    Suite 20
                            Exton, Pennsylvania 19341
                    (Address of Principal Executive Offices)


                                 (610) 903-0400
              (Registrant's telephone number, including area code)

ITEM 4.  Change in Registrant's Certifying Accountant

         On May 17, 2002, the Company entered into an Agreement and Plan of Merger with WPCS Acquisition Corp., a Delaware corporation wholly-owned by the Company ("Subsidiary"), WPCS Holdings, Inc., a Delaware corporation ("WPCS"), and Andy Hidalgo. Pursuant to the terms of the Agreement and Plan of Merger which closed on May 24, 2002, Subsidiary acquired all of the issued and outstanding shares of capital stock of WPCS from Mr. Hidalgo in exchange for an aggregate of 5,500,000 newly issued shares of the Company's common stock (the "Acquisition"). Concurrently with the Acquisition, WPCS was merged with and into Subsidiary. The Acquisition was accounted for as a reverse merger. WPCS dismissed its independent public accountant, Leonard Friedman, effective as of August 19, 2002. WPCS's Board of Directors approved such decision.

            Leonard Friedman's report for the period November 15, 2001 (date of inception) to April 30, 2002, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during such period from November 15, 2001(date of incorporation) through April 30, 2002, and the subsequent interim period preceding August 19, 2002, there were no disagreements with Leonard Friedman within the meaning of Instruction 4 to Item 304 of Regulation S-B under the Securities Exchange Act of 1934 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Leonard Friedman, would have caused him to make reference in connection with his opinion to the subject matter of the disagreement in connection with any report he might have issued.

           On August 19, 2002, the Company, dismissed N.I. Cameron, Inc., Chartered Accountants ("N.I. Cameron"), as the Company's independent public accountants, effective as of that date. The Company's Board of Directors approved such decision.

           N.I. Cameron's opinion in its reports on the Company's financial statements for the years ended April 30, 2001 and April 30, 2002 (prior to the Company's merger with WPCS Holdings, Inc.), each expressed substantial doubt with respect to the Company's ability, at that time, to continue as a going concern. During the year ended April 30, 2002, and the period from June 9, 1999 (date of incorporation) to April 30, 2001, N.I. Cameron did not issue any other report on the financial statements of the Company which contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during such period from June 9, 1999 (date of incorporation) through April 30, 2002, and the subsequent interim period preceding August 19, 2002, there were no disagreements with N.I. Cameron within the meaning of Instruction 4 to Item 304 of Regulation S-B under the Securities Exchange Act of 1934 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of N.I. Cameron, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in connection with any report they might have issued.

         On August 19, 2002, the Company and WPCS engaged J.H. Cohn LLP, as their independent public accountants. Neither the Company nor WPCS previously consulted with J.H. Cohn regarding any matter, including but not limited to:

o the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or
o any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B).

ITEM 7.  Exhibits

1. Letter from N.I. Cameron, Inc., Chartered Accountants, dated August 20, 2002 (previously filed).

2.       Letter from N.I. Cameron, Inc., Chartered Accountants, dated September
         4, 2002.

3. Letter from Leonard Friedman, Certified Public Accountant, dated September 3, 2002.


                         [remainder intentionally blank]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 WPCS INTERNATIONAL INCORPORATED



                                                  By:/s/ ANDREW HIDALGO
                                                         -------------------
                                                         Andrew Hidalgo,
                                                         President and
                                                         Chief Executive Officer

Dated:   September 4, 2002

N.I. CAMERON INC. CHARTERED ACCOUNTANTS
                                                          #303 - 475 Howe Street
                                                     Vancouver, British Columbia
                                                                  CANADA V6C 2B3



September 4, 2002




WPCS International Incorporated
140 South Village Avenue
Suite 20
Exton, Pennsylvania
USA  19341


Attention: Mr. Andrew Hidalgo, President and CEO

Dear Mr. Hidalgo:

We have read Item 4 included in the Form 8-K/A dated August 19, 2002, as amended, of WPCS International Incorporated filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Yours truly,

N.I. CAMERON INC.
CHARTERED ACCOUNTANTS

Per:


/s/ N.I. Cameron

N.I. Cameron, C.A.

                                LEONARD FRIEDMAN
                           Certified Public Accountant
                              385 Old Westbury Road
                           East Meadow, New York 11554
                              Tel. # (516) 735-0824
                              Fax # (516) 735-6301




September 3, 2002




WPCS Holdings, Inc.
140 South Village Avenue
Suite 20
Exton, Pennsylvania 19341


Attention: Mr. Andrew Hidalgo, President and CEO

Dear Mr. Hidalgo:

We have read Item 4 included in the Form 8-K/A dated August 19, 2002, as amended, of WPCS International Incorporated filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Yours truly,

LEONARD FRIEDMAN
Certified Public Accountant


/s/ Leonard Friedman

Leonard Friedman, C.P.A.